Exhibit 10.1


                         FIRST AMENDMENT TO SUBSCRIPTION
                                    AGREEMENT


     THIS FIRST AMENDMENT TO SUBSCRIPTION AND LOAN AGREEMENT (herein called the "Amendment") is dated as of February 9, 2004, by and among Wright Entertainment, LLC., a Nevada Limited Liability Company ("Borrower") and Urban Television Network Corporation ("Lender"), a Nevada corporation.

                                   WITNESSETH:

WHEREAS, Borrower and Lender entered into that certain Subscription Agreement and Promissory Note dated as of September 24, 2003(as amended, supplemented or modified to the date hereof, the "Original Loan Agreement"), for the purpose and consideration therein expressed, whereby Lender made a Loan to Borrower as therein provided and pursuant to which Borrower issued certain a Promissory Note to the Lender in the amount of $6,500,000 (collectively, the "Original Promissory Note");

WHEREAS, Borrower and Lender desire to amend the Original Subscription Agreement and the Original Promissory Note for the purpose set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, in the Original Loan Agreement and in the Original Promissory Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES

Section 1.1. TERMS DEFINED IN THE ORIGINAL LOAN AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Loan Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

     "AMENDMENT" means this First Amendment to the Subscription Agreement. "SUBSCRIPTION AGREEMENT" means the Original Subscription Agreement as amended hereby.
     "PROMISSORY NOTE" means the Original Promissory Note as amended hereby.


                                   ARTICLE II.

                      AMENDMENTS TO ORIGINAL LOAN AGREEMENT

Section 2.1. DEFINITIONS. The payment schedule set forth in the Original Subscription Agreement and the Original Promissory Note are hereby amended and replaced with the following:

     "First Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before April 30, 2004, in an amount which is greater than or equal to $437,500.00"

     "Second Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before July 30, 2004, in an amount which is greater than or equal to $437,500."

     "Third Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before October 30, 2004, in an amount which is greater than or equal to $437,500."

     "Fourth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before December 31, 2004, in an amount which is greater than or equal to $437,500."

     "Fifth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before March 31, 2005, in an amount which is greater than or equal to $875,000."

     "Sixth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before June 30, 2005, in an amount which is greater than or equal to $875,000."

     "Seventh Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before September 30, 2005, in an amount which is greater than or equal to $875,000."

     "Eighth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before December 31, 2005, in an amount which is greater than or equal to $875,000."

     "Ninth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before March 31, 2006, in an amount which is greater than or equal to $875,000."

     "Tenth Installment Payment" shall mean the payment on the Promissory Note made by Borrower or Borrower's Assigns to the Lender on or before June 30, 2006, in an amount which shall equal the remaining principal owed on the Promissory Note plus all accrued interest accumulated on the Promissory Note to the date of this Tenth Installment Payment."

Section 2.2  OTHER AMENDMENTS

(a) If as and when upon resignation and/or termination of Conrad Bullard, Anthony K. Campbell, and Carl Olivireri as officers/directors of Lender, Borrower shall have the right to appoint three new directors/officers, who are qualified and satisfy the Lender's criteria during the pendancy of the debt. (b) As the President of Lender, Lonnie G. Wright shall receive $5,000 per month compensation, starting when the Lender becomes certified as a minority owned company by the National Minority Suppliers Development Council and qualifies to receive diversity money from advertisers and program sponsors.


                                  ARTICLE III.

                           CONDITIONS OF EFFECTIVENESS

Section 3.1. EFFECTIVE DATE. This Amendment shall become effective when, and only when:

(a) Lender shall have received, at Lender' office, a counterpart of this Amendment, executed and delivered by Borrower. (b) Lender shall have received such other supporting documents as Lender may reasonably request.

Section 3.2. EXPENSES OF COUNSEL. In connection with this Amendment, Borrower shall have the obligation to reimburse the Lender for the fees and expenses of their counsel when revenue from sale of Borrowers equity exceeds the debt related to this transaction.


                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

Section 4.1. REPRESENTATIONS AND WARRANTIES OF BORROWER. In order to induce Lender to enter into this Amendment, Borrower represents and warrants to Lender to the best knowledge of Borrower that:

     (a) The Borrower has heretofore made a full disclosure to Lender of its financial position, including full disclosure (either in writing or orally) of all monetary and covenant defaults to the Promissory Note which exist on the date hereof. Furthermore, the Borrower hereby represents and warrants that all representations and warranties contained in Article 3 of the Original Subscription Agreement shall be true and correct at and as of February 9, 2004, except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Loan Agreement.

     (b) Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Promissory Note. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of Borrower hereunder and there under.

     (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those that have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or to consummate the transactions contemplated hereby.

     (d) When duly executed and delivered, this Amendment will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

     (e) That the Borrower discloses that it is desperate for cash, that the loan is critical and necessary to conclude the transaction.

     (f) That the Borrower instructed Anthony Keplyn Campbell and or his Designee to arrange for the funds necessary to complete the down payment requirements of its stock subscription agreement with Lender.

     (g)That the Borrower represented that as soon as the subscription Agreement was executed, and Mr. Lonnie Wright, Conrad Bullard, Anthony K. Campbell, and Carl Olivireri were installed as officers and directors of Urban Television Network Corporation the following would transpire:

          (1) The lender would become a certified and qualified minority business enterprise;
          (2) The Borrower would raise funds from Borrower's sources to pay off the remaining balance of the Subscription Agreement;
          (3) The Company had the ability to bring in new programming for distribution on the Lender network and affiliate stations free of any copyright claims, which would result in claims and or litigation.

     (h) The Company has been and continues to be unable to fulfill its obligations under the Subscription Agreement and requests an extension of the payment terms under the Subscription Agreement and Promissory Note.

     (i) Borrower, upon request from Lender, agrees to execute such other and further documents as may be reasonably necessary or appropriate to consummate the transactions contemplated herein or to perfect the liens and security interests intended to secure the payment of the loan evidenced by the Promissory Note.

     (j) If Borrower shall fail to keep or perform any of the covenants or agreements contained herein or if any statement, representation or warranty contained herein is false, misleading or erroneous in any material respect, Borrower shall be deemed to be in default under the Subscription Agreement and Promissory Note and Lender shall be entitled at its sole remedy which is foreclosure of Borrower's stock of URBT held by Lender as security for the payment under the Subscription Agreement, Promissory Note and any other Loan Document. Lender shall forever release the Borrower, its agents, employees, directors, officers, members, managers, attorneys and affiliates of all liabilities and they are held harmless from all causes of action and claims in connection with the transactions between Lender and the Borrower and the operation of the Lender.

     (k) Borrower further agrees that should it fail to meet the required installments payments as to dates and amounts set forth in the Loan Documents, that Lender shall be free to enter into a subscription agreement with a third party of its choosing to complete the purchase of any remaining shares of Lender's common stock that Borrower has not purchased under the Subscription Agreement and Promissory Note at the date Borrower becomes delinquent on the required installment payments set forth in this agreement.

     (l) Borrower further agrees that should Lender take action to complete the Subscription Agreement with a third party of its choosing, Borrower shall have no rights whatsoever to contest the action of Lender and shall not bring any legal action whatsoever against Lender, its directors, officers, assigns, successors, agents. Borrower shall forever release the Lender, its agents, employees, directors, officers, members, managers, attorneys and affiliates of all liabilities and they are held harmless from all causes of action and claims in connection with the transactions between the Borrower and the Lender and the operation of the Lender.

     (m) Borrower further agrees that should Lender take action to complete the Subscription Agreement with a third party of its choosing, Borrower shall instruct its directors, officers and members to immediately resign from the Lender's board of directors and as officers of Lender.

                                   ARTICLE V.

                                  MISCELLANEOUS

Section 5.1. RATIFICATION OF AGREEMENTS. The Original Subscription Agreement, as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents as they may be amended or affected by this Amendment, are hereby ratified and confirmed m all respects. Any reference to the Promissory Note in any Loan Document shall be deemed to be a reference to the Original Promissory Note as hereby amended.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Promissory Note or any other Loan Document nor constitute a waiver of any provision of the Promissory Note or any other Loan Document.

Section 5.2. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the
Subscription Agreement and Promissory Note to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Subscription Agreement and Promissory Note.

Section 5.3. LOAN DOCUMENTS. This Amendment is a Loan Document, and all provisions in the Subscription Agreement and Promissory Note pertaining to Loan Documents apply hereto and thereto.

Section 5.4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

Section 5.5. COUNTERPARTS: FAX. This Amendment may be separately executed in counterparts And by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

Section 5.6. MISCELLANEOUS. Borrower hereby warrants and Lender hereby acknowledge that a signatory for Borrower, Lonnie G. Wright, is the President and Managing Member of Borrower and that full disclosure of this has been made to Lender, that Lender and their assigns acknowledge such disclosure.


THIS  AMENDMENT  AND THE OTHER  LOAN  DOCUMENTS  REPRESENT  THE FINAL  AGREEMENT
BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRIITEN ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                   BORROWER:
                   WRIGHT ENTERTAINMENT, LLC

                   By:   /s/ Lonnie G. Wright
                              -----------------
                              Lonnie G. Wright
                              President and Managing Member


                   LENDER:
                   URBAN TELEVISION NETWORK CORPORTION

                   By:  /s/ Randy Moseley
                             ----------------------
                             Randy Moseley, Executive Vice President
                             and Chief Financial Officer